EXHIBIT 10

                                FNB UNITED CORP.
                           RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (this "Agreement"), dated as of July 19, 2006, by and between FNB United Corp., a North Carolina corporation and registered bank holding company (the "Company"), and _________________ ("Participant");

                              W I T N E S S E T H:

         WHEREAS, the Company recognizes the value to it of the services of Participant as a key employee of the Company or one of its subsidiaries and wishes to furnish Participant with added incentive and inducement to contribute to the success of the Company; and

         WHEREAS, the Board of Directors of the Company has adopted, and the shareholders of the Company have approved, the FNB Corp. 2003 Stock Incentive Plan, a copy of which is attached hereto as Exhibit A (hereinafter called the "Plan"); and

         WHEREAS, pursuant to the provisions of the Plan, the Compensation Committee of the Board of Directors of the Company has authorized the grant to Participant of a restricted stock award (the "Award") on the terms and conditions hereinafter set forth, and Participant desires to accept such Award on such terms and conditions;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

Section 1. Award. The Company hereby awards to Participant __________ shares of the Company's Common Stock, par value $2.50 per share (the "Shares"), and Participant acknowledges receipt of the Award, pursuant and subject to the terms and conditions of the Plan and this Agreement. The Shares will be issued in the name of Participant but will be held in escrow by the Company until all restrictions thereon have lapsed and the Shares are vested. Simultaneously with the execution of this Agreement, Participant shall execute and deliver to the Company one or more assignments separate from certificate in the form of Exhibit B attached hereto with respect to the Shares. Upon the lapse of restrictions and the vesting of any Shares, the Company shall deliver a certificate evidencing such Shares to Participant.

Section 2. Applicability of Plan. Participant hereby affirms that he has read and understands the Plan and this Agreement and agrees that his entitlement to and enjoyment of the Shares is in all respects subject to the terms and provisions of the Plan and this Agreement.

Section 3. Tax Matters. Participant has reviewed with his own advisor(s) the federal, state, and local tax consequences of the Award of the Shares. Participant is relying solely on such advisor(s) and not on any statements or representations of the Company or any of its agents. Participant understands that he, and not the Company, shall be responsible for his own tax liability that may arise as a result of the transactions contemplated by this Agreement. Participant further understands that Section 83 of the Internal Revenue Code of 1986 (including any amendments and successor provisions to such section and any regulations promulgated thereunder) taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares terminate or lapse in accordance with the terms of the Plan and this Agreement. Participant understands that he may elect to be taxed at the time the Shares are granted, rather than as the restrictions terminate or lapse, by completing the 83(b) election form attached hereto as Exhibit C and delivering it to the Internal Revenue Service ("IRS") office where he regularly files his tax returns within 30 days of the date of this Agreement. Participant also understands that he must provide a copy of the 83(b) election to the Company when he first files it with the IRS and file a copy with his tax return for the year in which the election is made. Participant acknowledges that it is his sole responsibility (and not the Company's) to file timely the election under Section 83(b). Participant also acknowledges that at the time his tax obligation arises with respect to the Shares, the Company may incur a withholding tax obligation, and Participant shall deliver sufficient funds to the Company to meet any such withholding tax obligation; provided, however that if Participant does not make an election under Section 83(b), Participant may elect to authorize the Company to withhold from the Shares issued to Participant the number of whole shares of Common Stock required to satisfy such withholding tax obligation, the number to be determined by the fair market value of the Shares on the date the restrictions on the Shares lapse and the Shares vest. If Participant elects to authorize the Company to withhold shares of Common Stock to satisfy such withholding tax obligation, Participant shall pay in cash any such obligation that remains after the application of the whole shares that is less than the value of a whole share.

Section 4. Lapse of Restrictions. The restrictions on the Shares will lapse and the Shares will vest as follows:

                  (a) A number of Shares equal to 33-1/3% of the total number of Shares awarded pursuant to this Agreement, or ______ Shares, shall vest and the restrictions on such Shares will lapse if Participant is continuously employed by the Company from the date hereof until July 19, 2007.

                  (b) A number of Shares equal to an additional 33-1/3% of the total number of Shares awarded pursuant to this Agreement, or ______ Shares, shall vest and the restrictions on such Shares will lapse if Participant is continuously employed by the Company from the date hereof until July 19, 2008.

                  (c) A number of Shares equal to an additional 33-1/3% of the total number of Shares awarded pursuant to this Agreement, or ______ Shares, shall vest and the restrictions on such Shares will lapse if Participant is continuously employed by the Company from the date hereof until July 19, 2009.

Section 5. Forfeiture. The unvested Shares shall be forfeited to the Company if and when it is no longer possible for the Shares to vest as provided in Section 4 above. Notwithstanding the foregoing, immediately prior to the effective time of a Change in Control, as such term is defined in the Plan, all unvested Shares outstanding under this Agreement shall immediately vest and the restrictions thereon shall lapse.

Section 6. Shareholder Rights. From and after the date hereof and until the Shares are forfeited to the Company, Participant shall be entitled to vote the Shares and to receive any dividends paid with respect thereto. Until the restrictions lapse, the Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by Participant.

Section 7. Compliance with Securities Laws. Participant recognizes that any registration of the Shares under applicable federal and state securities laws, or actions to qualify for applicable exemptions from such registrations, shall be at the option of the Company. Participant acknowledge that, in the event no such registrations are undertaken and the Company relies on exemptions from registration, there may not be an exemption from such registration requirements available for resale or transfer of any of the Shares and Participant may not be permitted to resell or transfer any of the Shares following vesting and lapse of the restrictions thereon in the amounts or at the times proposed by Participant. Participant further acknowledges that, notwithstanding registration, if Participant is deemed an "affiliate" of the Company, [he/she] may sell the Shares following lapse of the restrictions only in compliance with Rule 144 of the Securities and Exchange Commission, except that the two-year holding period of Rule 144 will not apply, and that the Company may take such action as it deems necessary or appropriate to assure such compliance, including placing restrictive legends on certificates evidencing the Shares and delivering stop transfer istructions to the Company's stock transfer agent. For this purpose, an "affiliate" is a person who directly or through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.

Section 8. Right to Employment. Nothing herein contained shall affect the right of the Company, subject to the terms of any existing contractual arrangement to the contrary, to terminate Participant's employment with the Company at any time for any reason whatsoever.

Section 9. Successor and Assigns. The terms of this Agreement shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of Participant.

Section 10. Notices. Notices under this Agreement shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when forwarded by a recognized overnight courier service that maintains records showing delivery information, (iii) when sent via facsimile but only if a written facsimile acknowledgment of receipt is received by the sending party, or
(iv) when placed in the United States Mail and forwarded by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given. Any notice to be given to the Company shall be addressed to the Secretary of the Company at 101 Sunset Avenue, Asheboro, North Carolina 27203.

Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

Section 12. Amendments. Except as otherwise provided by the Plan, this Agreement may not be altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and Participant.

Section 13. Multiple Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, the Company and Participant have executed this Agreement as of the day and year first above written.



                                            FNB UNITED CORP.


                                            By _____________________________

                                            Participant:

                                            --------------------------------
                                            ------------------------------

                                    EXHIBIT A

                       FNB Corp. 2003 Stock Incentive Plan


                                    FNB CORP.

                            2003 STOCK INCENTIVE PLAN



1.       PURPOSE.

     The purpose of this Plan is to attract and retain Key Employees and Non-Employee Directors for FNB Corp. (FNB) and to provide such persons with incentives and rewards for superior performance and increased shareholder value. This Plan will authorize the Committee to grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Stock Appreciation Rights, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards to those officers, Key Employees and Non-Employee Directors who are selected to participate in the Plan.

2.       DEFINITIONS.

     As used in this Plan, the following terms shall be defined as set forth below:

     "AFFILIATE" means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity's outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

     "AWARD" means any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

     "AWARD  AGREEMENT"  means  any  written  agreement,   contract,   or  other
instrument or document evidencing any Award approved or authorized by the Committee and delivered to a Participant.

     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Stock Appreciation Right.

     "BOARD" means the Board of Directors of FNB Corp.

     "CHANGE IN CONTROL" means (a) the Company is merged or consolidated or reorganized into or with another corporation, person or entity (including, without limitation, a merger in which the Company is the surviving entity) and, as a result of such transaction, the holders of the Company's Common Stock immediately before the transaction, as a group, hold less than 50% of the combined voting power of the outstanding securities of the surviving entity immediately after the transaction; (b) the Company's Common Stock is acquired in a share exchange pursuant to Section 55-11-02 of the General Statutes of North Carolina and, as a result of such transaction, the holders of the Company's Common Stock immediately before the transaction, as a group, hold less than 50% of the combined voting power of the outstanding securities of the acquiring corporation immediately after the transaction; (c) the Company sells or otherwise transfers assets having an aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of more than 50% of the Company's total assets, as reflected on the most recent audited consolidated balance sheet of the Company, and, as a result of such transaction, neither the Company nor the holders of the Company's Common Stock immediately before the transaction, as a group, hold 50% or more of the combined voting power of the outstanding securities of the transferee immediately after the transaction; (d) there is a report filed on Schedule 13D or Schedule 14D-1 of the Securities Exchange Act of 1934, as amended, by a person (other than a person that satisfies the requirements of Rule 13d-1(b)(1) under the Exchange Act for filing such report on Schedule 13G), which report as filed discloses that any person (as the term "person" is used in Section 13(d) and Section 14(d) of the Exchange
Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the Company's Common Stock (whether by purchase, recapitalization of the Company or otherwise); or (e) if during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of the Plan if the Company or any Company-sponsored employee benefit plan (or any trustee of any such plan on its behalf) files or becomes obligated to file a report or proxy statement disclosing beneficial ownership by a Company-sponsored employee benefit plan of more than 50% of the Company's Common Stock.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means a Committee of the Board which shall have a least two members, each of whom shall be appointed by and shall serve at the pleasure of the Board and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Section 16 of the Exchange Act.

     "COMPANY" means FNB Corp. or any successor corporation.

     "COVERED OFFICER" means at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the company within the meaning of Section 162(m) of the Code; provided, however, that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

     "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations enumerated in Section 10 of this Plan.

     "DEFERRED SHARES" means an Award pursuant to Section 10 of this Plan providing the right to receive Shares at the end of a specified Deferral Period.

     "DISABILITY" means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company's then current long-term disability plan.

     "DIVIDEND EQUIVALENTS" means amounts equivalent to the dividends paid on Shares of common stock. They may be granted in connection with Awards denominated in notional Shares, or they may be granted on a freestanding basis.

     "EARLY RETIREMENT" means, unless otherwise defined in the applicable Award Agreement, the termination of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates at a time when the Participant would meet the age and service requirements for "early retirement" under the terms of the applicable Company pension plan.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "FAIR MARKET VALUE" on any date with respect to the Stock means (1) if the Stock is listed on a national securities exchange, the last reported sale price of the Stock on such exchange or, if no sale takes place on such date, the average of the reported closing bid and asked prices on such date, or (2) if the Stock is otherwise publicly traded, the last reported sale price of the Stock under the quotation system under which such sale price is reported or, if no sale takes place on such date, the average of the reported closing bid and asked prices on such date under the quotation system under which such bid and asked prices are reported, or (3) if no such last sales price or average of the reported closing bid and asked prices are available on such date, such last reported sale price of the Stock or, if no sale takes place, the average of the reported closing bid and asked prices as so reported for the immediately preceding business day (a) on the national securities exchange on which the Stock is listed or, (b) if the Stock is otherwise publicly traded, under the quotation system under which such data are reported, or (4) if none of the prices described above is available, the fair market value per share of the Stock as reasonably determined by the Board.

     "FNB" means FNB Corp. or any successor to such corporation.

     "GRANT DATE" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "GRANTEE" means the person so designated in an agreement as the recipient of an Award granted by the Company.

     "HARDSHIP" means an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

     "INCENTIVE STOCK OPTION (ISO)" means any Option that is intended to qualify as an "Incentive Stock Option" under Section 422 of the Code or any successor provision.

     "KEY EMPLOYEE" means an employee of FNB or any Subsidiary or Parent Corporation who, in the judgment of the Committee acting in its absolute discretion, is key to the business performance and success of FNB.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board or of an advisory board of a Subsidiary who is not an employee of the Company or an Affiliate.

     "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option that is not intended to qualify as an Incentive Stock Option.

     "NORMAL RETIREMENT" means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company pension plan at or after attainment of age 65, or if a Participant is not covered by any such plan, retirement on or after attainment of age 65.

     "OPTION" means any Option (ISO or NQSO) to purchase Shares granted under this Plan.

     "OPTION PRICE" means the purchase price payable to purchase one share upon the exercise of an Option or other Award.

     "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option or other Award.

     "OTHER STOCK-BASED AWARD" means any Award granted under Section 12 of the Plan.

     "PARENT CORPORATION" means any corporation, which is a parent of FNB within the meaning of Section 424(e) of the Code.

     "PARTICIPANT" means an officer, a Key Employee or a Non-Employee Director who is selected by the Board or the Committee to receive benefits under this Plan, provided that Non-Employee Directors shall not be eligible to receive grants of Incentive Stock Options.

     "PERFORMANCE OBJECTIVES" means performance goals or targets established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Deferred Shares, Options, Restricted Shares or Other Stock-Based Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the division, department or function within the Company or Subsidiary in which the Participant is employed. Any Performance Objectives applicable to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be limited to specified levels of, or increases in, the Company's or Subsidiary's return on equity, earnings per share, earnings growth, return on capital, return on assets, divisional return on capital, divisional return on net assets, total shareholder return and/or increase in the Fair Market Value of the Shares. Except in the case of Performance Objectives related to an Award intended to qualify under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee, after the date of grant, may modify such Performance Objectives, in whole or in part, as the Committee deems appropriate and equitable.

     "PERFORMANCE PERIOD" means a period of time established under Section 11 of this Plan within which the Performance Objectives relating to a Performance Share, Performance Unit, Option, Deferred Share or Restricted Share are to be achieved.

     "PERFORMANCE SHARE" means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more Shares contingent upon the achievement of one or more Performance Objectives during a Performance Period.

     "PERFORMANCE UNIT" means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more units, denominated in Shares or cash or a combination thereof, contingent upon achieving one or more Performance Objectives during a Performance Period.

     "PERSON"  means  any  individual,   corporation,   partnership,  associate,
joint-stock  company,   trust,   unincorporated   organization,   government  or
instrumentality of a government or other entity.

     "PLAN" means this FNB Corp. 2003 Stock Incentive Plan as effective as of the date adopted by the Board in 2003 and as amended from time to time thereafter.

     "RESTRICTED SHARES" means Shares granted under Section 9 of this Plan subject to such restrictions, including, but not limited to, service requirements and/or Performance Objectives, as may be determined by the Committee at the time of grant.

     "RULE 16B-3" means Rule 16b-3 of the Exchange Act and any successor provision thereto as in effect from time to time.

     "SHARES" or "STOCK" means Shares of the common stock of FNB Corp. $2.50 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 4 of this Plan.

     "SPREAD" means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

     "STOCK APPRECIATION RIGHT" means a right granted under Section 8 of this Plan, including a Stock Appreciation Right or a Tandem Stock Appreciation Right.

     "SUBSIDIARY" means a corporation or other entity (i) more than 50 percent of whose outstanding Shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding Shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest (representing the right generally to make decisions for such other entity) is, as of the date this Plan is approved by the Board and thereafter owned or controlled directly or indirectly by the Company, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

     "TANDEM STOCK APPRECIATION RIGHT" means a Stock Appreciation Right granted pursuant to Section 8 of this Plan that is granted in tandem with an Option or any similar right granted under any other Plan of the Company such that the exercise of one results in the cancellation of the other.

     "TEN PERCENT SHAREHOLDER" means a person who owns, at the time of an Award and after taking into account the attribution rules of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of either FNB, a Subsidiary or a Parent Corporation.

3.       SHARES AVAILABLE UNDER THE PLAN.

     (a) Subject to adjustment as provided in Section 4 of this Plan, the number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) Awarded as Restricted Shares and released from substantial risk of forfeiture, or (iii) issued or transferred in payment of Deferred Shares, Performance Shares, Performance Units, or Other Stock Based Awards, shall not in the aggregate exceed 420,000 Shares. Such Shares may be Shares of original issuance or Shares that have been reacquired by the Company. The number of Performance Units granted under this Plan may not in the aggregate exceed 200,000.

     (b) Upon the payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding obligations under the Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred only the number of Shares actually issued or transferred by the Company, less the number of Shares so transferred or relinquished. In any event, the number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 420,000, subject to adjustment as provided in Section 4 of the Plan. Upon the payment in cash of a benefit provided by any Award under this Plan, any Shares that were subject to such Award shall again be available for issuance or transfer under this Plan. Performance Units that are paid in Shares or are not earned by a Participant at the end of a Performance Period are available for future grants of Performance Units.

     (c) If an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, or Stock distributed pursuant to an Award is forfeited or reacquired by the Company, or is surrendered upon exercise of an Award, the Stock subject to such Award or so forfeited, reacquired or surrendered shall again be available for distribution for purposes of the Plan.

     (d) No Participant may receive Awards, including Options, during any one calendar year representing more than 50,000 Shares or more than 25,000 Performance Units.

     (e) Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4.       ADJUSTMENTS.

     In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined in good faith by the Committee, in its sole discretion, to be appropriate in order to prevent dilution or enlargement of the rights of Optionees or Grantees, then the Committee shall in such manner as it may deem equitable: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (3) the grant or exercise price with respect to any Award under the Plan, provided that in each case, the number of shares subject to any Award shall always be a whole number; (ii) in cancellation of an option, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) in cancellation of an award, make provision for a cash payment to the holder of an outstanding Award.

5.       ADMINISTRATION OF THE PLAN.

     (a) This Plan shall be administered by one or more Committees appointed by the Board. Any grants of Awards to officers who are subject to Section 16 of the Exchange Act shall be made by a Committee composed of not less than two members of the Board, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3. Any grant of an Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be made by a Committee composed of not less than two members of the Board, each of whom shall be an "outside director" within the meaning of the regulations under
Section 162(m) of the Code. For purposes of grants of Awards to Non-Employee Directors, the entire Board shall serve as the Committee.

     (b) The Committee, or Committees, shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority: (i) to select the officers and other Key Employees of the Company, its Subsidiaries and Affiliates to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Other Stock-Based Awards, Performance Share Awards, Performance Unit Awards, or any combination of the foregoing, granted to any one or more Participants; (iii) to determine the number of Shares to be covered by any Award; (iv) to establish the terms and conditions of any Award, including, but not limited to: (A) the Share price; (B) any restriction or limitation on the grant, vesting or exercise of any Award (including but not limited to, the attainment (and certification of the attainment) of one or more Performance Objectives (or any combination thereof) that may apply to the individual Participant, a Company business unit, including a Subsidiary or an Affiliate, or the Company as a whole); and (C) any waiver or acceleration of vesting or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine; and to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee), dividends or deemed dividends on such deferrals.

     (c) Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; to amend or modify the terms of any Award at or after grant with the consent of the holder of the Award, except to the extent prohibited by Section 7(b); to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). No member of the Committee shall be liable to any person or entity for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

     (d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any subsidiary and Affiliate, and Participant, any holder or beneficiary of any Award, any Employee and any Non-Employee Director.



6.       ELIGIBILITY.

     Any officer, Key Employee (including any employee-director of the Company or of any Subsidiary or Affiliate who is not a member of the Committee) or Non-Employee Director shall be eligible to be designated a Participant.

7.       OPTIONS.

     The Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant shall specify the number of Shares to which it pertains.

     (b) Each grant shall specify an Option Price per Share. Except in the case of Substitute Awards, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the Grant Date. If an officer or Key Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), and an Incentive Stock Option is granted to such officer or Key Employee, the Option Price shall be no less than 110% of the Fair Market Value on the Grant Date. Notwithstanding the foregoing and except as permitted by the provisions of Sections 4 and 19(c) hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options.

     (c) Each Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares that have been owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Option Price, together with any applicable withholding taxes,
(iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 7(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

     (d) On or after the Grant Date of any Option other than an Incentive Stock Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7(d), the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer apply only to the same number of Shares received by the Optionee as applied to the forfeitable or Restricted Shares surrendered by the Optionee.

     (e) Any grant may provide, to the extent permitted by law, for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

     (f) Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Non-Employee Director, service on the Board) or other terms and conditions, such as achievement of Performance Objectives, that may be determined by the Committee that is necessary before the Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event.

     (g) Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options, or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Non-Employee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options or Tandem Stock Appreciation Rights related to such Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Plans of the Company) exceeds $100,000 such Options shall be treated as Nonqualified Stock Options.

     (h) No Option granted under this Plan may be exercised more than 10 years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), the term of such Incentive Stock Option shall be no more than five years from the date of grant.

     (i) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Optionee and containing such terms and provisions as the Committee may determine consistent with this Plan.

8.       STOCK APPRECIATION RIGHTS.

     The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right provides a Participant the right to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent), of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash;

     (b) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date;

     (c) Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable;

     (d) Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control of the Company or other similar transaction or event,

     (e) On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of Dividend Equivalents thereon in cash or Shares on a current, deferred or contingent basis,

     (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Optionee, which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan,

     (g) Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under this or any other Plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation;

     (h) Each grant of a Stock Appreciation Right shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of the Shares on the Grant Date. Successive grants of Stock Appreciation Rights may be made to the same Participant regardless of whether any Stock Appreciation Rights previously granted to such Participant remain unexercised. Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.

9.       RESTRICTED SHARES.

     The  Committee  may also  authorize  grants to  Participants  of Restricted
Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

     (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

     (c) Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control of the Company or other similar transaction or event.

     (d) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal by the
Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

     (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units.

     (f) Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in the form of cash or additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

     (g) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

     (h) At the end of the restricted period and provided that any other restrictive conditions of the Restricted Shares Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be.


10.      DEFERRED SHARES.

     The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

     (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

     (c) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control of the Company or other similar transaction or event.

     (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Shares, but the Committee may on or after the Grant Date authorize the payment of Dividend Equivalents on such Shares in cash or additional Shares on a current, deferred or contingent basis.

     (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units. Except as otherwise determined by the Committee, all Deferred Shares and all rights of the grantee to such Deferred Shares shall terminate, without further obligation on the part of the Company, unless the Grantee remains in continuous employment of the Company for the entire Deferral Period in relation to which such Deferred Shares were granted and unless any other restrictive conditions relating to the Deferred Shares are met.

     (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

11.      PERFORMANCE SHARES AND PERFORMANCE UNITS.

     The  Committee  also  may  authorize  grants  of  Performance   Shares  and
Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a)  Each  grant  shall  specify  the  number  of  Performance   Shares  or
Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

     (b) The Performance Period with respect to each Performance Share or Performance Unit shall commence on a date specified by the Committee at the time of grant and may be subject to earlier termination in the event of a Change in Control of the Company or other similar transaction or event.

     (c) Each Award shall specify the Performance Objectives that are to be achieved by the Participant with respect to the grant or the vesting thereof.

     (d) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula or other procedure for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

     (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

     (f) Any grant of Performance Shares or Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed a maximum specified by the Committee on the Grant Date.

     (g) Any grant of Performance Shares may provide for the payment to the Participant of Dividend Equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

     (h) If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

     (i) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

12.      OTHER STOCK-BASED AWARDS.

     The Committee shall have the authority to grant to Participants an "Other Stock-Based Award," which shall consist of any right that is (a) not an Award described in Sections 7 through 11 above and (b) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

13.      AWARDS TO NON-EMPLOYEE DIRECTORS.

     The Board may grant to Non-Employee Director's awards in the form of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares and/or Other Stock Based Awards, including unrestricted Shares. The grants may be made according to an approved formula of the Board or made at the discretion of the Board from time to time. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board or an advisory board of a Subsidiary, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

14.      PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED AWARDS.

     Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Awards granted hereunder shall be subject to the terms and provisions of this Section 14:

     (a) The Committee may grant to Covered Officers performance-based Awards that vest or become exercisable upon the attainment of performance targets related to one or more Performance Objectives selected by the Committee from among the list of Performance Objectives contained herein. For the purposes of this Section 14, performance goals shall be limited to one or more of the Performance Objectives or any combination thereof. Each Performance Objective may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or Shares outstanding, or to assets or net assets.

     (b) With respect to any Covered Officer, the maximum annual number of Shares in respect of which all performance-based Restricted Shares, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards may be granted under the Plan is 50,000 and the maximum annual amount of any Award settled in cash is $250,000.

     (c) To the extent necessary to comply with Section 162(m) of the Code, with respect to Restricted Share Awards, Deferred Share Awards, Performance Share Awards, Performance Unit Awards and Other Stock-Based Awards, no later than 90 days following the commencement of each Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) select the Performance Objective or Objectives applicable to the Performance Period, (ii) establish the various targets and bonus amounts which may be earned for such Performance Period, and (iii) specify the relationship between Performance Objectives and targets and the amounts to be earned by each Covered Officer for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such Performance Period. In determining the amount earned by a Covered Officer for a given Performance Period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

15.      TRANSFERABILITY.

     (a) Except as provided in Section 15(b), no Award granted under this Plan may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

     (b) The Committee may expressly provide in a Nonqualified Stock Option agreement (or an amendment to such an agreement) that a Participant may transfer such Nonqualified Stock Option to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of any such Nonqualified Stock Option shall be prohibited except in accordance with this Section 15(b). All terms and conditions of any such Nonqualified Stock Option, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this
Section 15(b).

     (c) Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 9 of this Plan, shall be subject to further restrictions upon transfer.

16.      FRACTIONAL SHARES.

     No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

17.      WITHHOLDING TAXES.

     To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Committee may provide, at its discretion, for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award other than ISO's.

18.      CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF
         ABSENCE.

     Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, Disability, Normal Retirement, Early Retirement with the consent of the Company or leave of absence approved by the Company, or in the event of Hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to
Section 15(b) or (c) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award under this Plan.

19.      AMENDMENTS AND OTHER MATTERS.

     (a) The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall increase any of the limitations specified in Sections 3 or 14(b) of this Plan, other than to reflect an adjustment made in accordance with Section 4, without the further approval of the shareholders of the Company.

     (b) Subject to the restrictions of Section 7(b) hereof, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with a performance-based Award's meeting the requirements of Section 162(m) of the Code.

     (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

     (e) To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

20.      GOVERNING LAW.

     The validity, construction and effect of this Plan and any Award hereunder shall be determined in accordance with the laws (including those governing contracts) of the State of North Carolina, without giving effect to the conflicts of law principles thereof.

21.      NO RIGHTS TO AWARDS.

     No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

22.      SHARE CERTIFICATES.

     All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

23.      AWARD AGREEMENTS.

     Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Award Agreement shall be executed or acknowledged by the Participant only if required by the Committee.

24.      NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.

     Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval as such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

25.      SEVERABILITY.

     If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

26.      OTHER LAWS.

     The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

27.      NO TRUST OR FUND CREATED.

     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

28.      HEADINGS.

     Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

29.      EFFECTIVE DATE AND SHAREHOLDER APPROVAL.

     This Plan shall become effective upon its approval by the Board subject to approval by the shareholders of the Company at the next Annual Meeting of Shareholders. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the shareholders of the Company.

30.      TERMINATION.

     This Plan shall terminate ten years from the date on which this Plan is first approved by the Board, and no Award shall be granted after that date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

                                    EXHIBIT B


                      Assignment Separate from Certificate

         FOR VALUE RECEIVED, the undersigned does hereby assign and transfer _______ shares of the common stock of FNB United Corp., a North Carolina corporation, represented by Certificate No. ____ standing in the name of the undersigned on the books of said Corporation to_____________________________, and does hereby irrevocably constitute and appoint ________________________________ as attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated: _______________, 200_


IN THE PRESENCE OF

--------------------------                  ----------------------------
Witness                                   Print Name: __________________


         Notary Acknowledgement to Assignment Separate from Certificate

______________ County, North Carolina

     I certify that the following person(s) personally appeared before me this day, each acknowledging to me that [he/she] or she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated:___________________________________________ [List Name(s) of
     Person(s)]
     -------------------------------------------------------------------------.


Date: _____________, 20___            _________________________________________
                                       Official Signature of Notary
(Official Seal)
                                    _____________________________, Notary Public
                                    Printed or typed name

My commission expires: ____________________

                                    EXHIBIT C

                                 83(b) Election
        Election to Include Value of Restricted Property in Gross Income
                    in Year of Transfer Under Code ss. 83(b)

         The undersigned hereby elects pursuant to ss. 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address and taxpayer identification number of the undersigned are:
                  Name:
                              -------------------------------------------------
                  Address:
                              -------------------------------------------------
                  Tax ID/ SSN:____________________________________

2. Description of property with respect to which the election is being made:

     _____________ shares of restricted common stock, $2.50 per share par value, of FNB United Corp., a North Carolina corporation (the "Restricted Stock").

3. The date on which property was transferred is: .

         The taxable year to which this election relates is: .

4. The nature of the restriction(s) to which the property is subject is:

         The taxpayer will forfeit (i) 100% of the Restricted Stock unless the taxpayer remains employed by the corporation until ___________, (ii) 66-2/3% of the Restricted Stock unless the taxpayer remains employed by the corporation until ___________, and (iii) 33-1/3% of the Restricted Stock unless the taxpayer remains employed by the corporation until
         _______________.

5. Fair market value:

6. Amount paid for property: $0.

7. Furnishing statement to employer:

         A copy of this statement has been furnished to FNB United Corp.

Dated:     ______________.


                                             Print Name: ___________________

                                             SSN:_____________________